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                                                                    EXHIBIT 10.2

                                   AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

  AMENDMENT dated as of October 26, 1994 (this "Amendment") between Burlington Northern Inc., a Delaware corporation ("BNI"), and Santa Fe Pacific Corporation, a Delaware Corporation ("SFP").

  WHEREAS, BNI and SFP have previously entered into that certain Agreement and Plan of Merger dated as of June 29, 1994 between BNI and SFP (the "Merger Agreement"); and

  WHEREAS, the respective Boards of Directors of BNI and SFP have determined that it is in the best interests of BNI or SFP, as the case may be, and its respective stockholders to amend the Merger Agreement as hereinafter set forth and have duly approved this Amendment and authorized its execution and delivery.

  NOW, THEREFORE, the parties hereto agree as follows:

    1. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Merger Agreement, and each reference in the Merger Agreement to "this Agreement", "hereof", "herein", "hereunder" or "hereby" and each other similar reference shall be deemed to refer to the Merger Agreement as amended hereby. All references to the Merger Agreement in any other agreement between BNI and SFP relating to the transactions contemplated by the Merger Agreement shall be deemed to refer to the Merger Agreement as amended hereby.

    2. Section 1.2(a)(i) of the Merger Agreement is hereby amended by deleting the number "0.27" wherever such number appears therein and inserting in its place the number "0.34".

    3. This Amendment shall be construed in accordance with and governed by the law of the State of Delaware (without regard to principles of conflict of laws).

    4. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

    5. Except as expressly amended hereby, the Merger Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                          Burlington Northern Inc.

                                             /s/ Gerald Grinstein
                                          By __________________________________
                                            Title: Chairman and Chief
                                            Executive Officer

                                          Santa Fe Pacific Corporation

                                             /s/ Robert D. Krebs
                                          By __________________________________
                                            Title: Chairman, President and
                                                Chief Executive Officer